                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re: BRM Holdings, Inc., ET AL.                                     Case Number: 01-646 (PJW)
----------------------------------      Reporting Period: November 25, 2001 - December 28, 2001
           Debtors

                            MONTHLY OPERATING REPORT

            File with Court and submit copy to United States Trustee
                        within 30 days after end of month

Submit copy of report to any official committee appointed in the case.


------------------------------------------------------------------------------------------------------------------------------
                                                                                             DOCUMENT            EXPLANATION
REQUIRED DOCUMENTS                                                         FORM NO.          ATTACHED              ATTACHED
------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                MOR - 1               X                 Exhibit A
  Bank Reconciliation (or copies of debtor's bank reconciliation's)        MOR - 1 (CON'T)                       See Affidavit
  Copies of Bank Statements                                                                                      See Affidavit
  Cash disbursements journal                                                                      X                Exhibit B
Statement of Operations                                                    MOR - 2                X                Exhibit C
Balance Sheet                                                              MOR - 3                X                Exhibit D
Status of Postpetition Taxes                                               MOR - 4                X                Exhibit E
  Copies of IRS Form 6123 or payment receipt
  Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts                                       MOR - 4
  Listing of aged accounts payable                                                                X                Exhibit F
Accounts Receivable Reconciliation and Aging                               MOR - 5                X                Exhibit G
Debtor Questionnaire                                                       MOR - 5                X                Exhibit H
------------------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


/s/ Kevin J. Thimjon                                         1/25/02
------------------------------------                 ---------------------------
Signature of Debtor                                  Date


------------------------------------                 ---------------------------
Signature of Joint Debtor                            Date


/s/ Kevin J. Thimjon                                         1/25/02
------------------------------------                 ---------------------------
Signature of Authorized Individual*                  Date


Kevin J. Thimjon                              Chief Restructuring Officer
------------------------------------     ---------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual


* Authorized individual must be an officer, director, or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

              TRANSMITTAL OF FINANCIAL REPORTS AND CERTIFICATION OF
                 COMPLIANCE WITH UNITED STATES TRUSTEE OPERATING
       REQUIREMENTS FOR THE PERIOD NOVEMBER 25, 2001 TO DECEMBER 28, 2001

In Re:         BRM HOLDINGS, INC.                        Case No. 01-00646 (PJW)
      -------------------------------------                       --------------
                    Debtor


            DECLARATION CONCERNING RECONCILIATION OF BANK STATEMENTS


I, KEVIN J. THIMJON, CHIEF RESTRUCTURING OFFICER, OF BRM HOLDINGS, INC. NAMED AS

DEBTOR IN THIS CASE, DECLARE UNDER THE PENALTY OF PERJURY THAT I HAVE REVIEWED

THE BANK STATEMENTS AND THE ASSOCIATED RECONCILIATION OF THE COMPANY'S CASH

DISBURSEMENT ACCOUNTS AND THAT THEY ARE TRUE AND CORRECT TO THE BEST OF MY

KNOWLEDGE, INFORMATION AND BELIEF.

DATE:      1/25/02               SIGNATURE:  /s/ KEVIN J. THIMJON
     --------------------                    ----------------------------------

                       KEVIN J. THIMJON, CHIEF RESTRUCTURING OFFICER
                 ---------------------------------------------------------------
                 (PRINT OR TYPE NAME OF INDIVIDUAL SIGNING ON BEHALF OF DEBTOR)


THE BUSINESS OF THE DEBTOR AND ITS AFFILIATES IS COMPLEX. WHILE EVERY EFFORT HAS BEEN MADE TO MAKE THESE RECONCILIATIONS ACCURATE AND COMPLETE, UNINTENTIONAL ERRORS OR OMISSIONS MAY EXIST. IN THE EVENT THAT ERRORS OR OMISSIONS ARE DISCOVERED, THESE RECONCILIATIONS WILL BE SUPPLEMENTED OR AMENDED, AS APPROPRIATE.

EXHIBIT A

--------------------------------------------------------------------------------------------------------------------
BRM HOLDINGS, INC.
MONTHLY CASHFLOW - DECEMBER 2001
(000'S)                                                                                                       ------
                                                                                                              TOTAL
                                                                                                              ------
                                                    WEEK 1      WEEK 2       WEEK 3     WEEK 4     WEEK 5     DEC-01
                                                    ------      ------       ------     ------     ------     ------
                                                    ACTUAL      ACTUAL       ACTUAL     ACTUAL     ACTUAL     ACTUAL
                                                    ------      ------       ------     ------     ------     ------

---------------------------------------------------------------------------------------------------------------------
CASH COLLECTIONS
----------------

  Operating Receipts                                  --          --           776        208        --           984
---------------------------------------------------------------------------------------------------------------------
TOTAL CASH INFLOW                                     --          --           776        208        --           984
---------------------------------------------------------------------------------------------------------------------

CASH DISBURSEMENTS
  Net Operating Disbursements                          342       1,134          11        498       9,198      11,183
  Payroll and Payroll Taxes & Employee Benefits         13        --            12        --           10          35
---------------------------------------------------------------------------------------------------------------------
TOTAL OUTFLOW                                          355       1,134          23        498       9,208      11,218
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------
NET CASHFLOW                                          (355)     (1,134)        753       (290)     (9,208)    (10,234)
---------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------


                                                                     Form MOR-1


                                       1 of 1

BRM HOLDINGS, INC.
SUMMARY CASH DISBURSEMENTS - NOVEMBER 2001


                                                                                                  TOTAL CASH
                                 LEGAL ENTITY NAME                            LEGAL ENTITY CODE   DISBURSEMENT
         ------------------------------------------------------------------   -----------------   ------------

          1    Bindery Systems, Inc.                                                 BDSI               -
          2    Central Texas Office Products, Inc.                                   CTOP               -
          3    Dulworth Office Furniture Company                                     DULW               -
          4    Forty-Fifteen Papin Redevelopment Corporation                         FPRC               -
          5    Interiors Acquisition Corporation                                     INAC               -
          6    Kentwood Office Furniture, Inc.                                       KOFI               -
          7    KOF-CT Acquisition Corporation                                        KOFA               -
          8    McWhorter's, Inc.                                                     MCWT               -
          9    Modern Food Systems, Inc.                                             MFSI               -
         10    Modern Vending, Inc.                                                  MVNI               -
         11    OE Acquisition Corporation                                            OEAC               -
         12    ReWork Acquisition Corporation                                        RWAC               -
         13    Sletten Vending Service, Inc.                                         SVSI               -
         14    The Systems House, Inc.                                               TSHI               -
         15    US Office Products Company                                            USOP     11,217,807.61
         16    US Office Products, Chicago District, LLC                             OPCD               -
         17    US Office Products, Colorado District, LLC                            OPCO               -
         18    US Office Products, Florida District, LLC                             OPFL               -
         19    US Office Products, Georgia District, LLC                             OPGA               -
         20    US Office Products, Mid-Atlantic District, LLC                        OPMA               -
         21    US Office Products, Mid-South District, LLC                           OPMS               -
         22    US Office Products, North Atlantic District, Inc.                     OPNA               -
         23    US Office Products, Northwest District, LLC                           OPNW               -
         24    US Office Products, South Central District, Inc.                      OPSC               -
         25    USOP Holding Co. of Mexico, Inc.                                      UHCM               -
         26    USOP Merchandising Company                                            OPMC               -
         27    USOPN, Inc.                                                           OPNI               -
         28    Vend-Rite Service Corporation                                         VRSC               -

                                                                                             ---------------
                              TOTAL CASH DISBURSEMENT                                          11,217,807.61
                                                                                             ===============


                                       1 of 1

EXHIBIT C

                               US OFFICE PRODUCTS
                         CONSOLIDATED INCOME STATEMENT
                   FOR THE FIVE WEEKS ENDED DECEMBER 28, 2001
                                ($'S THOUSANDS)


                                                            USOP-NA    US REFRESH  MCWHORTERS  USOP PARENT  TOTAL
                                                            -------    ----------  ----------  -----------  ------

Net Revenues                                                $  --       $   --      $  --       $  --       $  --

Cost of Revenues                                               --           --         --          --          --
                                                            -------------------------------------------------------
     Gross Profit                                              --           --         --          --          --

Selling, General & Admin. Expenses                            9,742         --         --        (1,874)      7,868

Amortization Expense                                           --           --         --          --          --

Impaired asset write-offs                                      --                                  --          --

Operating Restructuring Costs                                  --           --         --          --          --
                                                            -------------------------------------------------------
     Operating Income (Loss)                                 (9,742)        --         --         1,874      (7,868)
                                                            -------------------------------------------------------

Other (Income)/Expense:

     Interest (Income)/Expense                                 --           --         --          (260)       (260)

     Unrealized Foreign Currency transaction (Gain) Loss       --           --         --          --          --

     Equity in loss of affiliates                              --           --         --          --          --

     (Gain)/loss on closure of business                        --           --         --        (4,151)     (4,151)

     Other (income)/expense                                    --           --         --          (221)       (221)
                                                            -------------------------------------------------------
          Total Other (Income)/Expense                         --           --         --        (4,632)     (4,632)


                                                            -------------------------------------------------------
Income (Loss) before provision for Income Taxes              (9,742)        --         --         6,506      (3,236)


Provision for (benefit from) income taxes                      --           --         --         3,500       3,500

                                                            -------------------------------------------------------
Net Income (Loss) Before Extraordinary Items                $(9,742)    $   --      $  --       $ 3,006     $(6,736)
                                                            -------------------------------------------------------
                                                            -------------------------------------------------------



                                                                     Form MOR-2


                                       1 of 1

EXHIBIT D

                               US OFFICE PRODUCTS
                                 BALANCE SHEET
                               DECEMBER 28, 2001



                                      USOP - NA   US REFRESH    MCWHORTERS  USOP PARENT  USOP ELIMS      TOTAL
                                      ---------   ----------    ----------  -----------  ----------    ---------
ASSETS

Current Assets:
     Cash & Cash Equivalents          $    --     $    --      $    --      $  24,710    $    --      $  24,710

     Accounts Receivable, net              --          --           --           --           --           --

     Inventory, net                        --          --           --           --           --           --

     Prepaid expenses and other
       current assets                      --          --           --         11,068         --         11,068
                                     --------------------------------------------------------------------------
          Total Current Assets
                                           --          --           --         35,778         --         35,778


     Property & Equipment, net             --          --           --           --           --           --

     Intangible Assets, net                --          --           --           --           --           --

     I/C Receivable from non-debtor
       entities                            --          --           --           --           --           --

     Other Assets                       425,082        --           --         11,000     (425,082)      11,000
                                     --------------------------------------------------------------------------
TOTAL ASSETS                          $ 425,082   $    --      $    --      $  46,778    $(425,082)   $  46,778
                                     --------------------------------------------------------------------------
                                     --------------------------------------------------------------------------


LIABILITIES AND STOCKHOLDERS EQUITY
Pre Petition Liabilities
     Accounts Payable                 $  35,633   $   3,148    $   3,209    $     195    $    --      $  42,185

     Accrued Compensation                  --          --           --           --           --           --

     Other accrued liabilities            5,961        --           --          1,168         --          7,129

     I/C Payables/(Receivables)            --          --           --           --           --           --

     I/C with non-debtor entities          --          --           --           --           --           --

     Bank Debt                             --          --           --        368,531         --        368,531

     2003 Notes                            --          --           --          4,144         --          4,144

     2008 Notes                            --          --           --        361,813         --        361,813

     Other Liabilities                    2,432        --           --           --           --          2,432
                                     --------------------------------------------------------------------------
Total Pre-Petition Liabilities           44,026       3,148        3,209      735,851         --        786,234
                                     --------------------------------------------------------------------------
Post Petition Liabilities

     Accounts Payable                      --          --           --           --           --           --

     Accrued Compensation                  --          --           --           --           --           --

     I/C Payables/(Receivables)            --          --           --           --           --           --

     Other accrued liabilities             --          --           --          8,851         --          8,851

     Other Liabilities                     --          --           --        (10,500)        --        (10,500)

                                     --------------------------------------------------------------------------
Total Post-Petition Liabilities            --          --           --         (1,649)        --         (1,649)
                                     --------------------------------------------------------------------------

Total Liabilities                        44,026       3,148        3,209      734,202         --        784,585


   Total Stockholders' Equity           381,056      (3,148)      (3,209)    (687,424)    (425,082)    (737,807)

                                     --------------------------------------------------------------------------
   TOTAL LIABILITIES AND
     STOCKHOLDERS EQUITY              $ 425,082   $    --      $    --      $  46,778    $(425,082)   $  46,778
                                     --------------------------------------------------------------------------
                                     --------------------------------------------------------------------------

Note: The total assets of $46,778 and the other accrued liabilities of $8,851 were transferred to USOP Liquidating LLC on January 2, 2002.

                                                                     Form MOR-3


                                       1 of 1

EXHIBIT E


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:  BRM HOLDINGS, INC., ET AL.                                         Case Number:  01-646 (PJW)
----------------------------------
            Debtors                          Reporting Period:  November 25, 2001 - December 28, 2001


                          SUMMARY OF POSTPETITION TAXES


USOP-PARENT
------------------------------------------------------------------------------------------------------------------------------------
                            BEGINNING TAX     AMOUNT WITHHELD OR      AMOUNT PAID          DATE PAID          CHECK NO.   ENDING TAX
                              LIABILITY           ACCRUED                                                      OR EFT      LIABILITY
------------------------------------------------------------------------------------------------------------------------------------
FEDERAL
------------------------------------------------------------------------------------------------------------------------------------
Withholding                                                                              11/30, 12/14 &
                                 $--               $10,794.62          $10,794.62             12/28           ADP DEBIT       $ --
------------------------------------------------------------------------------------------------------------------------------------
FICA - Employee                                                                          11/30, 12/14 &
                                  --                   517.64              517.64             12/28           ADP DEBIT         --
------------------------------------------------------------------------------------------------------------------------------------
FICA - Employer                                                                          11/30, 12/14 &
                                  --                   517.65              517.65             12/28           ADP DEBIT         --
------------------------------------------------------------------------------------------------------------------------------------
Unemployment                      --                     --                  --                                                 --
------------------------------------------------------------------------------------------------------------------------------------
Income                            --                     --                  --                                                 --
------------------------------------------------------------------------------------------------------------------------------------
Other:                            --                     --                  --                                                 --
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES           $--               $11,829.91          $11,829.91
------------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------------------------
Withholding                                                                              11/30, 12/14 &
                                 $--               $ 1,982.19          $ 1,982.19             12/28           ADP DEBIT       $ --
------------------------------------------------------------------------------------------------------------------------------------
Sales                             --                                         --                                                 --
------------------------------------------------------------------------------------------------------------------------------------
Excise                            --                     --                  --                                                 --
------------------------------------------------------------------------------------------------------------------------------------
Unemployment                      --                     --                  --                                                 --
------------------------------------------------------------------------------------------------------------------------------------
Real Property                     --                     --                  --                                                 --
------------------------------------------------------------------------------------------------------------------------------------
Personal Property                 --                     --                  --                                                 --
------------------------------------------------------------------------------------------------------------------------------------
Other:                            --                     --                  --                                                 --
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL         $--               $ 1,982.19          $ 1,982.19                                             $ --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES                      $--               $13,812.10          $13,812.10                                             $ --
------------------------------------------------------------------------------------------------------------------------------------

                                                                     Form MOR-4


                                       1 of 1

EXHIBIT F


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE


In re:  BRM HOLDINGS, INC., ET AL.                                         Case Number:  01-646 (PJW)
----------------------------------
           Debtors                           Reporting Period:  November 25, 2001 - December 28, 2001


                        LISTING OF AGED ACCOUNTS PAYABLE


------------------------------------------------------------------------------------------------------------------------------------
                                  CURRENT         31 - 60            61 - 90            OVER 90              TOTAL
------------------------------------------------------------------------------------------------------------------------------------
USOP-Parent                         --                                                                         --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL ACCOUNTS PAYABLE           $  --           $  --               $ --                $ --                $ --
------------------------------------------------------------------------------------------------------------------------------------

Explain how and when the Debtor intends to pay any past-due postpetition debts.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                     Form MOR-4


                                       1 of 1

EXHIBIT G


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE



In re:  BRM HOLDINGS, INC., ET AL.                                         Case Number:  01-646 (PJW)
----------------------------------
              Debtors                        Reporting Period:  November 25, 2001 - December 28, 2001


                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING



            USOP-PARENT

            ------------------------------------------------------------------------------------------
            ACCOUNTS RECEIVABLE RECONCILIATION                                            AMOUNT
            ------------------------------------------------------------------------------------------

            Total Accounts Receivable at the beginning of the reporting period            $ --
            ------------------------------------------------------------------------------------------

            + Amounts billed during the period                                              --
            ------------------------------------------------------------------------------------------

            - Amounts collected during the period                                           --
            ------------------------------------------------------------------------------------------
            TOTAL ACCOUNTS RECEIVABLE AT THE END OF THE REPORTING PERIOD
                                                                                          $ --
            ------------------------------------------------------------------------------------------




            ------------------------------------------------------------------------------------------
            ACCOUNTS RECEIVABLE AGING                                                    AMOUNT
            ------------------------------------------------------------------------------------------
            0 - 30 days old                                                               $--
            ------------------------------------------------------------------------------------------
            31 - 60 days old                                                               --
            ------------------------------------------------------------------------------------------
            61 - 90 days old                                                               --
            ------------------------------------------------------------------------------------------
            91+ days old
            ------------------------------------------------------------------------------------------
            Total Accounts Receivable                                                      --
            ------------------------------------------------------------------------------------------
            Amount considered uncollectable (Bad Debt)                                     --
            ------------------------------------------------------------------------------------------
            ACCOUNTS RECEIVABLE (NET)
                                                                                          $--
            ------------------------------------------------------------------------------------------



                                                                     Form MOR-5


                                       1 of 1

EXHIBIT H

                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

In Re:  BRM HOLDINGS, INC., ET AL.                                        Case Number:  01-646 (PJW)
----------------------------------
                Debtors                      Reporting Period: November 25, 2001 - December 28, 2001


                              DEBTOR QUESTIONNAIRE


USOP-PARENT

-------------------------------------------------------------------------------------------------------------
MUST BE COMPLETED EACH MONTH                                                          YES              NO
-------------------------------------------------------------------------------------------------------------
1.  Have any assets been sold or transferred outside the normal course of business
this reporting period?  If yes, provide an explanation below.                                           X
-------------------------------------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide an explanation below.*                        X
------------------------------------------------------------------------------------------------------------
3.  Have all postpetition tax returns been timely filed?  If no, provide an
explanation below.                                                                     X
------------------------------------------------------------------------------------------------------------
4.  Are workers compensation, general liability and other necessary insurance
coverages in effect?  If no, provide an explanation below.                             X
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

* Per the order (A) Authorizing the (I) Maintenance of certain existing bank accounts and opening new disbursement accounts, (II) Continued use of existing cash management system, (III) Continued use of existing business forms, and (B) Authorizing interim waiver of certain requirements of Section 345(b) of the Bankruptcy Code, USOP was authorized to use their cash management system in conjunction with the DIP Disbursement Accounts.

                                                           Form MOR-5 Continued


                                  Page 1 of 1